SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
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               WESTERN ASSET INCOME FUND
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PROXY STATEMENT
HOW TO SUBMIT A PROXY
PROPOSAL ELECTION OF DIRECTORS
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
ANNUAL REPORT TO STOCKHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADJOURNMENT
OTHER BUSINESS

WESTERN ASSET INCOME FUND

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 6, 2008

To the Stockholders of
WESTERN ASSET INCOME FUND

The Annual Meeting of Stockholders of Western Asset Income Fund (the “Fund”) will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 6, 2008 at 8:30 a.m., Pacific Time, to consider and act upon the following matters:

(1) Election of a Board of Directors; and

(2) Such other matters as may properly come before the meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on March 20, 2008 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors

Richard M. Wachterman, Secretary

Pasadena, California
March 28, 2008

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

WESTERN ASSET INCOME FUND
385 East Colorado Boulevard
Pasadena, California 91101

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of the Fund for use at the annual meeting of stockholders of the Fund to be held on May 6, 2008 at 8:30 a.m., Pacific time (the “Annual Meeting”), and at any adjournment(s) thereof. At the Annual Meeting, stockholders of the Fund will be asked to consider the election of seven Directors to the Board of Directors of the Fund. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 1, 2008.

The Board of Directors has fixed the close of business on March 20, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on March 20, 2008, there were 9,389,431 shares of the Fund’s common stock (the “Common Stock”) outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting. As of the close of business on March 20, 2008, no person owned of record, or, to the Fund’s knowledge, beneficially, more than five percent of the Fund’s Common Stock, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 8,118,140 shares of Common Stock, representing approximately 86.46% of the Fund’s Common Stock. Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

A majority (greater than 50%) of the outstanding shares of Common Stock as of the close of business on March 20, 2008 must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Fund’s Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, and except where a different vote is required by any provision of law or the Fund’s Certificate of Incorporation or Bylaws, the affirmative vote of the majority of shares of the Fund’s Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. (“CFS”), which has been retained to assist stockholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $5,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected.

Richard M. Wachterman, Marie K. Karpinski and Charles A. Ruys de Perez, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Wachterman and Ms. Karpinski are each officers of the Fund. Mr. Ruys de Perez is the General Counsel of Western Asset Management Company, the Fund’s investment adviser (the “Investment Adviser”). Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Fund the Board of Directors’ nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In all matters other than the election of Directors, except where a different vote is required by any provision of law or the Certificate of Incorporation or Bylaws, the affirmative vote of a majority of shares of the Fund’s Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders, provided a quorum is present.

HOW TO SUBMIT A PROXY

Stockholders of record may submit a proxy in respect of their shares by using any of the following methods:

By Telephone.  Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the stockholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

On the Internet.  Submit a proxy by logging onto the Internet website listed on the proxy card. The proxy card should be in hand when submitting a proxy online. As with telephone proxy submission, simple instructions allow the stockholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

By Mail.  Stockholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission and Internet proxy submission. Stockholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

PROPOSAL

ELECTION OF DIRECTORS

Seven Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below. Each of the nominees is presently a Director of the Fund.

The Fund’s Bylaws provide that the Board of Directors will consist of such number of Directors as may be fixed from time to time by a majority of the Directors, which number is currently seven.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

Information Regarding the Nominees.  Information about the nominees is set forth below. Except for Mr. Gerken, who serves as the Fund’s President, no nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).

						Shares of
				Number of		Common
				Portfolios		Stock of
				In Fund		the Fund
		Term of		Complex	Other	Beneficially
		Office and		Overseen	Directorships	Owned on
	Position(s)	Length of	Principal Occupations	by	Held by	March 1,
Name and Year Born	Held With Fund	Time Served*	During the Past 5 Years	Nominee**	Nominee	2008

Ronald J. Arnault 1943	Director (1)(2)	Served since 1997	Retired.	15	None	1,000
Anita L. DeFrantz 1952	Director (2)(3)	Served since 1998	President (1987-present) and Director (1990-present) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Member of the International Olympic Committee (1986-present).	15	OBN Holdings, Inc.	1,000
Avedick B. Poladian 1951	Director (1)(2)	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2003-present); Partner, Arthur Andersen, LLP (1974-2002).	15	California Pizza Kitchen, Inc.(4)	None
William E. B. Siart 1946	Director and Chairman (1)(2)(3)	Served since 1997	Vice Chairman of The Getty Trust (2005--present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	15	None	4,000

						Shares of
				Number of		Common
				Portfolios		Stock of
				In Fund		the Fund
		Term of		Complex	Other	Beneficially
		Office and		Overseen	Directorships	Owned on
	Position(s)	Length of	Principal Occupations	by	Held by	March 1,
Name and Year Born	Held With Fund	Time Served*	During the Past 5 Years	Nominee**	Nominee	2008

Jaynie Miller Studenmund 1954	Director (1)(3)	Served since 2004	Chief Operating Officer of Overture Services, Inc. (internet search marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	15	Orbitz Worldwide	None

Interested Nominees
R. Jay Gerken 1951	Director and President (5)	Served since 2006	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”), Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	152	Trustee or Director of certain funds associated with Legg Mason & Co. or its affiliates (consisting of 152 portfolios).	2,000

Shares of
				Number of		Common
				Portfolios		Stock of
				In Fund		the Fund
		Term of		Complex	Other	Beneficially
		Office and		Overseen	Directorships	Owned on
	Position(s)	Length of	Principal Occupations	by	Held by	March 1,
Name and Year Born	Held With Fund	Time Served*	During the Past 5 Years	Nominee**	Nominee	2008

Ronald L. Olson 1941	Director (6)	Served since 2005	Senior Partner, Munger, Tolles & Olson LLP (a law partnership) (1968-present).	15	Edison International, City National Corporation (financial services company), The Washington Post Company and Berkshire Hathaway, Inc.	1,000

(1)	Member of the Audit Committee of the Board of Directors.

(2)	Member of the Executive and Contracts Committee of the Board of Directors.

(3)	Member of the Governance and Nominating Committee of the Board of Directors.

(4)	Mr. Poladian has been nominated for election to the board of directors of Occidental Petroleum Corporation at that company’s annual stockholder meeting, which is currently scheduled to take place on May 2, 2008.

(5)	Mr. Gerken is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

(6)	Mr. Olson is considered to be an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

*	Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange.

**	Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund’s subadviser,

Western Asset Management Company Limited (the “Subadviser”), also serve as adviser and subadviser, respectively, to Western Asset Premier Bond Fund, and each serves as subadviser to one or more series of Western Asset Funds, Inc. In addition, Mr. Gerken serves as Director/Trustee of an additional 152 funds associated with Legg Mason & Co. or its affiliates. Legg Mason & Co. is an affiliate of the Investment Adviser.

The following table states the dollar range of equity securities beneficially owned as of March 1, 2008 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same “family of investment companies.”

Aggregate Dollar Range of Equity
Securities in all Funds Overseen
	Dollar Range of Equity	or to be Overseen by Nominee in
Name of Nominee	Securities in the Fund	Family of Investment Companies

Ronald J. Arnault	$10,001 – $50,000	$10,001 – $50,000
Anita L. DeFrantz	$10,001 – $50,000	$10,001 – $50,000
Avedick B. Poladian	None	None
William E. B. Siart	$50,001 – $100,000	$50,001 – $100,000
Jaynie Miller Studenmund	None	None
Interested Nominees
R. Jay Gerken	$10,001 – $50,000	Over $100,000
Ronald L. Olson	$10,001 – $50,000	$10,001 – $50,000

As of March 1, 2008, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

Audit Committee.  The Board of Directors has established an Audit Committee composed solely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Poladian and Siart and Ms. Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated March 30, 2007. The Fund does not currently maintain a website on which the charter is available.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Fund’s annual report to stockholders.

Ronald J. Arnault (Chairman)
Avedick B. Poladian
William E. B. Siart
Jaynie Miller Studenmund

Governance and Nominating Committee.  The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Mses. DeFrantz and Studenmund and Mr. Siart. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund, to review and make recommendations to the Board with respect to Director compensation, and consider other matters of Board policy. The Directors have adopted a written charter for the Governance and Nominating Committee, a current copy of which is included as Appendix A to this Proxy Statement. The Fund does not currently maintain a website on which the charter is available.

The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Director recommended by the Fund’s current Directors, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Directors.

Executive and Contracts Committee.  The Board of Directors has established an Executive and Contracts Committee consisting of Messrs. Siart, Arnault, Poladian and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Meetings.  During 2007, the Board of Directors held six meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held one meeting and the Executive and Contracts Committee held three meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served. The Fund also had a Compensation Committee that met once in February 2007 and was subsequently dissolved. The Governance and Nominating Committee has taken over responsibility for reviewing and making recommendations to the Board with respect to Director compensation. Although the Fund’s policies do not require the Directors to attend the Fund’s annual stockholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors. Each current Director attended the Fund’s annual stockholder meeting in May 2007.

Stockholder Communications.  The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund’s Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder’s name, be signed by the stockholder, refer to the Fund, and include the class and number of shares held by the stockholder as of a recent date.

Director Compensation.  Effective April 1, 2008, each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser receives an aggregate fee of $75,000 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Boards attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities for the combined Boards. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee for the combined Boards. Other committee members receive $2,500 for serving as a member of each committee upon which they serve for the combined Boards. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets. Additionally, Mr. Olson receives from the Investment Adviser an aggregate fee of $92,500 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the combined Boards attended in-person and a fee of $2,500 for participating in each telephonic meeting.

For the fiscal year ended December 31, 2007, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as Directors or Trustees of other funds in the same “Fund Complex.”

		Pension or Retirement	Estimated	Total Compensation
	Aggregate	Benefits Accrued as	Annual	from the Fund and its
	Compensation from	Part of Fund’s	Benefits Upon	Fund Complex Paid to
Name of Nominee	the Fund	Expenses	Retirement	Directors(1)

Ronald J. Arnault	$4,397	$0	$0	$137,500
Anita L. DeFrantz	$3,316	$0	$0	$105,000
Avedick B. Poladian	$3,203	$0	$0	$95,000
William E. B. Siart	$4,418	$0	$0	$140,000
Jaynie M. Studenmund	$2,521	$0	$0	$107,500
Interested Nominees
R. Jay Gerken	$0	$0	$0	$0
Ronald L. Olson	$0	$0	$0	$0

(1)	Includes amounts received in 2007 from the Fund and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Fund.

During 2007, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

Required Vote.  The Directors of the Fund will be elected by a plurality vote of the shares of the Fund’s Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

INFORMATION CONCERNING THE INVESTMENT
ADVISER AND SUBADVISER AND THE FUND’S OFFICERS

The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser’s address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser’s address is 10 Exchange Square, London, England EC2A2EN. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, provides administrative services to the Fund.

Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below, except that information regarding Mr. Gerken, the President of the Fund and a nominee, is provided in the table above with the other nominees. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Shares of
Common Stock
		Term of Office		of the Fund
		and Length		Beneficially
	Position(s) Held	of Time	Principal Occupation(s) During the Past	Owned on
Name and Year Born	with Fund	Served(1)	5 Years	March 1, 2008

D. Daniel Fleet 1957	Vice President	Served since 2006	Director of International and President of the Investment Adviser (2006-present); Vice President of Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2006-present); Director, Western Asset Management Ltd. (2006-present); Director of Risk Management of the Investment Adviser (1999-2006).	7,249

Shares of
Common Stock
		Term of Office		of the Fund
		and Length		Beneficially
	Position(s) Held	of Time	Principal Occupation(s) During the Past	Owned on
Name and Year Born	with Fund	Served(1)	5 Years	March 1, 2008

Gavin L. James 1960	Vice President	Served since 2001	Director of Global Client Services and Marketing of the Investment Adviser (1998-present).	None
S. Kenneth Leech 1954	Vice President	Served since 1998	Chief Investment Officer of the Investment Adviser (1998-present); Vice President of Western Asset Funds, Inc. (1990-present) and Western Asset Premier Bond Fund (2001-present).	26,500
Stephen A. Walsh 1958	Vice President	Served since 1999	Deputy Chief Investment Officer of the Investment Adviser (2000-present); Vice President of Western Asset Funds (1994-present).	None
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Principal Financial and Accounting Officer	Served since 2001	Vice President, Legg Mason & Co. (2005-present); Vice President, Legg Mason Wood Walker, Incorporated (1992-2005); Vice President (1986-present), Treasurer (1986-2006) and Chief Financial Officer (2006-present) of all Legg Mason open-end investment companies; Treasurer and Principal Financial and Accounting Officer of Western Asset Premier Bond Fund (2001-2006 and 2001-present, respectively), Western Asset Funds, Inc. (1999-2006 and 1990-present, respectively), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present) and Western Asset/Claymore Inflation-Linked Securities & Income Fund, (2003-present); Treasurer of the Fund (2001-2006).	500

Shares of
Common Stock
		Term of Office		of the Fund
		and Length		Beneficially
	Position(s) Held	of Time	Principal Occupation(s) During the Past	Owned on
Name and Year Born	with Fund	Served(1)	5 Years	March 1, 2008

Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Treasurer	Served since 2001	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer of Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, the Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).	None
Susan C. Curry 1966 125 Broad St. New York, NY 10004	Assistant Treasurer	Served since 2007	Director of Tax — Mutual Funds, Legg Mason & Co. (2005-present); Director of Tax — Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).	None

Shares of
Common Stock
		Term of Office		of the Fund
		and Length		Beneficially
	Position(s) Held	of Time	Principal Occupation(s) During the Past	Owned on
Name and Year Born	with Fund	Served(1)	5 Years	March 1, 2008

Todd F. Kuehl 1969 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	Vice President, Legg Mason & Co. (2006-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	None
Richard M. Wachterman 1947 100 Light Street Baltimore, MD 21202	Secretary	Served since 2008	Associate General Counsel, Legg Mason & Co. (2004-present); Managing Director, Victory Capital Management (1981-2003); Secretary, Legg Mason Funds (2004-present); Secretary, Western Funds (2008-present); Vice President, Legg Mason Fund Adviser, Inc. (2007-present).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals that stockholders wish to present to the 2009 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be delivered to the Secretary of the Fund on or before December 2, 2009.

Stockholders who wish to make a proposal at the 2009 Annual Meeting — other than one that will be included in the Fund’s proxy materials — should notify the Fund on or before February 15, 2009.

The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund’s Certificate of Incorporation and Bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2007, all such filing requirements were met with respect to the Fund, except as follows, in each case due to an administrative oversight: (i) Susan Curry, an Assistant Treasurer of the Fund, made a late filing of an initial Form 3, (ii) Todd Kuehl, the Fund’s Chief Compliance Officer, made a late filing of an initial Form 3 and (iii) Anita DeFrantz, a Director of the Fund, made a late filing of a Form 4 related to a disposition of Common Stock during the reporting period. Neither Ms. Curry nor Mr. Kuehl owned or disposed of Common Stock during the reporting period.

ANNUAL REPORT TO STOCKHOLDERS

The Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2007 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western Asset Income Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2008, and the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by a majority of the outstanding shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2006	$33,800	$2,600	$1,100	$0
December 31, 2007	$33,000	$2,800	$2,400	$0

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years, including interim audit security pricing.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the fiscal years ended December 31, 2006 and December 31, 2007, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $348,454 and $472,000, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee.  The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP billed “Audit-Related Fees” in the amount of $145,000 and $208,000, respectively, for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Adviser and a review of the Investment Adviser’s Australian Superannuation Circular) that required pre-

approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2006 and December 31, 2007. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2006 or December 31, 2007.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

Richard M. Wachterman, Secretary

March 28, 2008

APPENDIX A

WESTERN ASSET INCOME FUND
WESTERN ASSET FUNDS, INC.
WESTERN ASSET PREMIER BOND FUND

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

As of February 10, 2004

Purposes and Organization

The purpose of the Governance and Nominating Committee of the respective Boards of Directors/Trustees (each a “Board”) of Western Asset Income Fund, Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a “Fund”) is to review matters pertaining to the composition, committees, and operations of the Boards. Members of the Committee may not be “interested persons” of a Fund, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).1 This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

(1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities.

The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Committee with

1As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Director/Trustee Nominees

The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund’s current Directors/Trustees, (ii) a Fund’s officers, (iii) a Fund’s investment adviser(s), (iv) a Fund’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of February 10, 2004)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

WESTERN ASSET INCOME FUND
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6
Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.
NNNNNNNNNNNN
NNNNNNNNNNNNNNN C123456789
000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 5, 2008.
Vote by Internet
· Log on to the Internet and go to www.investorvote.com/ticker symbol · Follow the steps outlined on the secured website.
Vote by telephone
· Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.
Annual Meeting Proxy Card 123456 C0123456789 12345
3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3
A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.
For Withhold For Withhold For Withhold +
01 — RONALD J. ARNAULT 02 — ANITA L. DEFRANTZ 03 — RONALD L. OLSON 04 — WILLIAM E.B. SIART 05 — JAYNIE MILLER 06 — AVEDICK B. POLADIAN
STUDENMUND 07 — R. JAY GERKEN With discretionary power upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS.
B Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this Proxy exactly as your name(s) appear(s) above. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
WESTERN ASSET INCOME FUND
Dear Stockholder,
Please take note of the important information enclosed with this Proxy Ballot.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares to elect the directors of your Fund. This matter is discussed in detail in the enclosed proxy materials.
Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 6, 2008.
Thank you in advance for your prompt consideration of this matter.
Sincerely, Western Asset Income Fund
3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3

Proxy — WESTERN ASSET INCOME FUND
WESTERN ASSET INCOME FUND
ANNUAL MEETING OF STOCKHOLDERS — MAY 6, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTERN ASSET INCOME FUND
The undersigned, revoking all prior proxies, hereby appoints Richard M. Wachterman, Marie K. Karpinski and Charles A. Ruys de Perez, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Western Asset Income Fund, a Delaware corporation (the “Fund”), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 6, 2008, at 8:30 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all shares of the Common Stock of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.
PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.